                                  EXHIBIT 10.81

                          REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT, dated as of October 23,, 2006, between David R. Vey, a Louisiana resident (the "Investor"), and Sedona Corporation, a Pennsylvania corporation (the "Company").

          WHEREAS, simultaneously with the execution and delivery of this Agreement, the Investor has agreed to consolidate and extend certain outstanding convertible promissory notes into a single secured convertible promissory note in the principal sum of Two Million Six Hundred Ninety One Thousand Two Hundred Sixty Three and 36/100 Dollars ($2,691,263.36) (the "Convertible Note"); and

          WHEREAS, the Company desires to grant to the Investor the registration rights set forth herein with respect to the shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), that he may acquire upon the conversion of the Convertible Note (such shares hereinafter referred to as the "Stock" or "Securities" of the Company); and,

          WHEREAS, terms not defined herein shall have the meanings ascribed to them in the Convertible Note.

          NOW, THEREFORE, the parties hereto mutually agree as follows:

          Section 1. REGISTRABLE SECURITIES. As used herein the term "Registrable Securities" means the Securities until (i) the Registration Statement (as defined in Section 3(a) hereof) under the Securities Act of 1933, as amended (the "Securities Act") has been declared effective by the Securities and Exchange Commission (the "Commission"), and all Securities have been disposed of pursuant to the Registration Statement; (ii) all Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met; (iii) all Securities have been otherwise transferred to holders who may trade such Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Securities not bearing a restrictive legend; or (iv) such time as, in the opinion of counsel to the Company, all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Securities" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

          Section 2. RESTRICTIONS ON TRANSFER. The Investor acknowledges and understands that prior to the registration of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Securities Act. The Investor understands that no disposition or transfer of the Securities may be made by the Investor in the absence of (i) an opinion of counsel, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or (ii) such registration.

          With a view to making available to the Investor the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company agrees to:

               (a) comply with the provisions of paragraph (c)(1) of Rule 144;
and

               (b) file with the SEC in a timely manner all reports and other documents required to be filed with the SEC pursuant to Section 13 or 15(d) under the Exchange Act by companies subject to either of such sections, irrespective of whether the Company is then subject to such reporting requirements.

          Section 3. REGISTRATION RIGHTS WITH RESPECT TO THE SECURITIES.

               (a) The Company will use its best efforts to effectuate a registration statement (on Form S-3, or other appropriate registration statement form) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of the Investor, so as to permit a public offering and resale of the Securities under the Act by the Investor as selling stockholder and not as an underwriter.

               (b) If and whenever a Registration Statement has been declared effective, the Company will use its best efforts to maintain the Registration Statement filed under this Section 3 effective under the Securities Act until the earlier of (i) the date that none of the Securities covered by such Registration Statement are or may become issued and outstanding;(ii) the date that all of the Securities have been sold pursuant to such Registration Statement; (iii) the date the Company receives an opinion of counsel that the Securities may be sold under the provisions of Rule 144 without limitation as to volume; (iv) all Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend; (v) all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k); or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, or (vi) two (2) years from the Effective Date (the "Effectiveness Period").

               (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a), and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorney's fees of the Company), shall be borne by the Company. The Investor shall bear his own costs of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the fees and expenses of his counsel. The Investor and his counsel shall have a reasonable period, not to exceed five (5) business days, to review the proposed Registration Statement or any amendment thereto, including a copy of the Company's proposed response to any staff comments, prior to filing with the SEC, and the Company shall provide the Investor with copies of any comment letters received from the SEC with respect thereto within two (2) business days of receipt thereof and shall communicate any oral advice from the SEC as to whether or not the Registration Statement will be reviewed, and if so, how extensively. The Company shall qualify any of the Securities for sale in such states as any Investor reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other


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

restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Investor with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investor.

               (d) The Company shall not be required by this Section 3 to include the Investor's Securities in any Registration Statement which is to be filed if, in the opinion of the Company, the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

               (e) No provision contained herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Securities pursuant to this Section 3.

               (f) If at any time or from time to time after the effective date of any Registration Statement, the Company notifies the Investor in writing of the existence of a Potential Material Event (as defined in Section 3(h) below), the Investor shall not offer or sell any Securities or engage in any other transaction involving or relating to Securities, from the time of the giving of notice with respect to a Potential Material Event until the Investor receive written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend such right to offer or sell any Securities for more than ninety (90) days in the aggregate during any twelve month period during the period the Registration Statement is required to be in effect. If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then the Company's obligation to file such Registration Statement shall be delayed for not more than ninety (90) days.

               (g) "Potential Material Event" means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, if determined in good faith by the Chief Executive Officer or the Board of Directors of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the applicable Registration Statement would be materially misleading absent the inclusion of such information.

               (h) In connection with any offering under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the Investor accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If, in the opinion of the managing underwriter, the registration of all, or part of, the Registrable Securities that the Investor has requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Securities, if any, that the managing


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underwriter in good faith believes may be sold without causing such adverse effect. If the number of Registrable Securities to be included in the underwriting in accordance with the foregoing is less than the total number of shares that the Investor has requested to be included, the Investor shall participate in the underwriting pro rata based upon his total ownership of Registrable Securities.

          Section 4. COOPERATION WITH COMPANY. The Investor will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding himself and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing his obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate the Investor to consent to be named as an underwriter in any Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Securities which the SEC will permit to be registered without naming the Investor as an underwriter.

          Section 5. REGISTRATION PROCEDURES. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible but shall not exceed 120 days, subject to the Investor's assistance and cooperation as reasonably required with respect to each Registration Statement:

               (a) (i) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Investor shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (b) (i) prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Investor as required by Section 3(c) and reflect in such documents all such comments as the Investor (and his/her respective counsel) reasonably may propose respecting the Selling Shareholder and Plan of Distribution sections (or equivalents) and (ii) furnish to the Investor such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in


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conformity with the requirements of the Securities Act, and such other documents, as the Investor may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Investor;

               (c) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as the Investor shall reasonably request (subject to the limitations set forth in Section 3(c) above), and do any and all other acts and things which may be necessary or advisable to enable the Investor to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Investor;

               (d) list such Registrable Securities on the principal market in which the Company's securities of the same class are then trading, if the listing of such Registrable Securities is then permitted and required under the rules of such principal market;

               (e) notify the Investor at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as commercially possible;

               (f) as promptly as practicable after becoming aware of such event, notify the Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

               (g) cooperate with the Investor to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investor reasonably may request and registered in such names as the Investor may request; and, within three (3) business days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investor) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

               (h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investor of his/her Registrable Securities in accordance with the intended methods therefore provided in the prospectus which are customary for issuers to perform under the circumstances;


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

               (i) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and

               (j) maintain a transfer agent and registrar for its Common Stock.

          Section 6. INDEMNIFICATION.

               (a) To the maximum extent permitted by law, the Company agrees to indemnify and hold harmless the Investor, each underwriter of such Investor's Registrable Shares and each person, if any, who controls the Investor or an underwriter within the meaning of the Securities Act (each a"Distributing Investor") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), to which the Distributing Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Investor, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof.

               (b) To the maximum extent permitted by law, the Investor, agrees that he will indemnify and hold harmless the Company, each officer and director of the Company, each underwriter and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses) to which the Company, any such underwriter or any such officer, director or controlling person of the Company or any such underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Investor, its counsel or


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affiliates, specifically for use in the preparation thereof. Notwithstanding anything to the contrary contained herein, each Investor shall not be liable under this Section 6(b) for any amount that exceeds the gross proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement. This indemnity agreement will be in addition to any liability which the Investor may otherwise have and is not a limitation on any other indemnity obligation of the Investor to the Company.

               (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties as a group shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the indemnified party, and no indemnified party shall consent to entry of any judgment or settle any claim or litigation without the prior written consent of the indemnifying party.

          Section 7. CONTRIBUTION. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right


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of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Investor on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Investor agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          Notwithstanding any other provision of this Section 7, in no event shall the Investor be required to undertake liability to any person under this
Section 7 for any amounts in excess of the dollar amount of the gross proceeds received by such Investor from the sale of such Investor's Registrable Securities pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act.

          Section 8. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:


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
If to the Company:                             Sedona Corporation
                                               1003 W. Ninth Avenue
                                               Second Floor
                                               King of Prussia, PA 19406
                                               Attention: Chief Financial Officer
                                               Facsimile: 610-337-8490

with a copy to (shall not constitute notice)   Koerner Silberberg LLP
                                               112 Madison Avenue
                                               3rd Floor
                                               New York, NY 10016-7424
                                               Attn: Carl Koerner, Esq.

if to the Investor:                            As set forth on the signature pages hereto.

     Either party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section 8.

          Section 9. AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended and the Company may take action herein prohibited, or omit to perform any act herein required to be performed by it, if, but only if, the Company has obtained the written consent of holders of at least a majority of the Registrable Securities then in existence.

          Section 10. ASSIGNMENT. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. The rights granted the Investor under this Agreement may be assigned.

          Section 11. ADDITIONAL COVENANTS OF THE COMPANY. The Company agrees that at such time as it otherwise meets the requirements for the use of Securities Act Registration Statement on Form S-3 for the purpose of registering the Registrable Securities, it shall file all reports and information required to be filed by it with the SEC in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

          Section 12. REGISTRATION OF COMMON STOCK. The registration rights contained herein apply only to the Company's Common Stock,

          Section 13. COUNTERPARTS/FACSIMILE. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.


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

          Section 14. REMEDIES; SEVERABILITY. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

          Section 15. HEADINGS. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section 16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana without regard to the choice of law or conflicts of law provisions thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the non-exclusive jurisdiction of the courts of the State of Louisiana and of the United States of America, located in the State of Louisiana, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby, and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth herein shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transaction contemplated hereby in the courts of the State of Louisiana or the United States of America, located in the State of Louisiana, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

                  [Remainder of Page Intentionally Left Blank]


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

          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.

                                        SEDONA CORPORATION


                                        By:
                                            ------------------------------------
                                        Marco A. Emrich
                                        President and Chief Executive Officer

                                        THE INVESTOR


                                        ----------------------------------------
                                        David R. Vey

                                        11822 Justice Avenue, Suite B-6 Baton
                                        Rouge, Louisiana 70816


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